 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2017

DOUBLE EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37552	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Avenue of the Stars, Suite 2300

Los Angeles, CA 90067

(Address, including zip code, of principal executive offices)

(310) 209-7280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously announced, on August 21, 2017, Double Eagle Acquisition Corp. (the “Company”) entered into a Stock Purchase Agreement with Williams Scotsman Holdings Corp., a wholly-owned subsidiary of the Company (the “Holdco Acquiror”), Algeco Scotsman Global S.à r.l. and Algeco Scotsman Holdings KFT, pursuant to which the Holdco Acquiror will, subject to the terms and conditions contained therein, acquire all of the issued and outstanding shares of common stock of Williams Scotsman International, Inc. (“Williams Scotsman”), a wholly-owned subsidiary of Algeco/Scotsman Holding S.à r.l. (together with its subsidiaries, “Algeco Scotsman”) (the transactions contemplated by the Stock Purchase Agreement, the “Business Combination”). On November 16, 2017, the Company held an extraordinary general meeting at which its shareholders approved the Business Combination and the other proposals presented for shareholder vote.

In connection therewith, on November 22, 2017, Algeco Scotsman issued a press release announcing the pricing of William Scotsman’s offering of $300 million aggregate principal amount of 7.875% senior secured notes due 2022 (the “Notes”). The proceeds of the offering will be used, together with funds from other sources, to: (i) fund the Business Combination, (ii) prepay certain Williams Scotsman existing third-party and intercompany indebtedness, (iii) pay fees and expenses incurred in connection with the Business Combination and (iv) provide cash for the combined company’s balance sheet. The Notes are being offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Company expects the closing of the Business Combination and the concurrent closing of the Notes offering to occur on November 29, 2017, subject, in each case, to various customary closing conditions.

A copy of the press release issued by Algeco Scotsman is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the Notes. The Notes have not been registered under the Securities Act, or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The information furnished pursuant to this Current Report on Form 8-K, including the exhibit hereto, shall not be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into future filings by the Company under the Securities Act or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements,” including statements related to Williams Scotsman’s Notes offering, the intended use of the proceeds of the Notes offering and the timing of the closing of the Business Combination and the Notes offering. Any or all of these forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond the Company’s control including: risks related to whether Williams Scotsman will consummate the Notes offering on the expected terms, or at all; market and other general economic conditions; whether Williams Scotsman will satisfy the conditions required to close the Notes offering; whether the parties to the Business Combination with satisfy the conditions required to close the Business Combination; and those other risks described in the Company’s registration statement on Form S-4 regarding the Business Combination. The forward-looking statements herein speak only as of the date of this Current Report on Form 8-K. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Algeco Scotsman.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Double Eagle Acquisition Corp.

	By:	/s/ Eli Baker
Dated: November 22, 2017		Name: Eli Baker
Title: Vice President, General Counsel and Secretary